UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 12, 2019

Predictive Oncology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36790	83-4360734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2915 Commers Drive, Suite 900, Eagan, Minnesota 55121
(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

Second Amendment to and Extension of Promissory Note. On December 12, 2019, the Company entered into a second amendment to the Amended and Restated Senior Secured Promissory Note dated September 28, 2018 and amended and restated as of February 7, 2019 issued to L2 Capital, LLC (as amended by that certain First Amendment dated September 27, 2019, the “L2 Note”). Under the second amendment, the maturity date of the L2 Note was extended from December 31, 2019 to March 31, 2020. In exchange for such extension, the outstanding principal amount of the L2 Note was increased by $120,000, such that, as of the effective date of the second amendment, the outstanding principal amount owed under the L2 Note is $1,909,104. Under the second amendment, through March 31, 2020, the holder waived its rights under the L2 Note to have the L2 Note repaid from the proceeds of any financing consummated by the Company. In exchange for such waiver, the Company issued 15,000 shares of common stock (the “Waiver Shares”) to the holder.

Documents. The foregoing description of the second amendment to the L2 Note is qualified in its entirety by reference thereto, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. On December 17, 2019, the Company issued a press release regarding the second amendment to the L2 Note, a copy of which is filed herewith as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference thereto. The Waiver Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of issuance, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For this issuance, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities has not and will not involve a public offering.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 dated December 12, 2019 to Amended and Restated Senior Secured Promissory Note issued to L2 Capital, LLC
99.1	Press Release dated December 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: December 17, 2019	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 dated December 12, 2019 to Amended and Restated Senior Secured Promissory Note issued to L2 Capital, LLC
99.1	Press Release dated December 17, 2019